Exhibit 99.2

AMENDED AND RESTATED

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

PURPOSES

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Microtune, Inc., a Delaware Corporation (the “Company”), is to assist the Board in fulfilling its oversight responsibilities related to the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Committee’s principal function is to assist the Board in monitoring:

•	the integrity of the Company’s financial statements;

•	the adequacy of the Company’s system of internal controls;

•	the Company’s compliance with legal and regulatory requirements;

•	the qualifications and independence of the Company’s independent auditors; and

•	the performance of the Company’s independent auditors and of the Company’s internal audit function.

AUTHORITY

The Committee shall be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Company personnel and documents and the Company’s independent auditors. The Committee shall also have authority, with notice to the Chairman of the Board (or Lead Independent Director in the absence of a Chairman of the Board), to engage and determine funding for outside legal, accounting and other advisors as it deems necessary or appropriate. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate. The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibilities.

The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or review or performing any other services for the Company and to any advisors employed by the Committee, as well as funding for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

MEMBERSHIP

The Committee members will be appointed by, and will serve at the discretion of, the Board and will consist of at least three members of the Board who meet the independence and accounting or related financial experience requirements of the Exchange Act of 1934, as amended (the “Act”) and applicable rules and interpretive materials of The Nasdaq Stock Market (the “Rules”). All members of the Committee shall be able to read and understand fundamental financial statements and no member of the Committee shall have participated in the preparation of the financial statements of the Company in the past three years. At least one member of the Committee must be a “financial expert” under the requirements of the Act. No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board determines that such simultaneous service will not impair the ability of such member to effectively serve on the committee.

One director who does not meet the definition of independence set forth by the Rules but who meets the criteria set forth in Section 10A(m)(3) under the Act and the rules thereunder, and who is not a current officer or employee or a family member of such person, may serve for no more than two years on the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership is required in the best interests of the Company and its stockholders. Such person may not chair the Committee and the use of this “exceptional and limited circumstances” exception, as well as the nature of the individual’s relationship with the Company and the basis for the Board’s determination, shall be disclosed in the next annual proxy statement of the Company.

In addition, if a Committee member ceases to be independent for reasons outside the member’s reasonable control, his or her membership of the Committee may continue until the earlier of the Company’s next annual stockholders’ meeting or one year from the occurrence of the event that caused the failure to qualify as independent. In the event the Company relies on this exception, it shall notify The Nasdaq Stock Market immediately upon learning of the event or circumstance that caused the non-compliance.

No member of the Committee shall receive compensation other than director’s fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive.

MEETINGS AND PROCEDURES

The Committee will convene not less frequently than quarterly and may call special meetings as often as it deems necessary. Meetings may be called by the Chairman of the Committee or the Chairman of the Board (or Lead independent Director in the absence of a Chairman of the Board). The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors. The Audit Committee may establish its own schedule and shall provide such schedule to the Board of Directors in advance.

The Audit Committee will meet with the Company’s then-current Chief Executive Officer (i.e. either the CEO or the President) and Chief Financial Officer at least annually to review the internal controls of the Company. The Audit Committee will meet with the independent auditors of the Company at such times, as it deems appropriate to review the independent auditor’s examination and management report.

RESPONSIBILITIES

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or determine whether the Company’s financial statements and disclosures are complete and accurate and prepared in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to assure compliance with laws and regulations or the Company’s policies and procedures.

The responsibilities of the Committee shall include:

(a) Financial Reporting. The Committee shall monitor the preparation by management of the Company’s quarterly and annual external financial reports. In carrying out this responsibility, the Committee shall:

•	review with management and the independent auditor the significant judgments and estimates used in developing the financial reports and the major issues addressed;

•	review the accounting and reporting treatment of significant transactions outside the Company’s ordinary operations;

•	review with management and the Company’s independent auditors significant changes to the Company’s accounting principles or their application as reflected in the financial reports;

•	meet periodically with the Company’s independent auditors (in private, as appropriate):

(i)	to review their reasoning in accepting or questioning significant decisions made by management in preparing the financial reports;

(ii)	to review any audit problems or difficulties and management’s response;

(iii)	to review any outstanding disagreements with management that would cause them to issue a non-standard report on the Company’s financial statements;

(iv)	to examine the appropriateness of the Company’s accounting principles (including the quality, not just the acceptability, of accounting principles) and the clarity of disclosure practices used or proposed;

(v)	to determine if any restrictions have been placed by management on the scope of their audit, and

(vi)	to discuss any other matters the Committee deems appropriate;

•	meet periodically in private with the Company’s management;

•

discuss with management and the independent auditor the Company’s earnings press releases, including the use of “pro-forma” or “adjusted” non-GAAP information, which discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made);

•	review (by the Committee or the Chairman of the Committee) earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

•

review quarterly and annual financial statements and discuss their appropriateness with management and the Company’s independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, in the case of the Company’s annual financial statements, recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K; and

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in connection with each quarterly and annual report of the Company, review: (a) management’s disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act, including identified changes in internal control over financial reporting; and (b) the contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act and the process conducted to support the certifications.

(b) Relationship with Independent Auditors. The Committee shall bear primary responsibility for overseeing the Company’s relationship with its independent auditors. In carrying out this responsibility, the Committee shall:

•	have sole authority to appoint, determine funding for, and oversee the outside auditors (subject, if applicable, to stockholder ratification);

•

be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	review the scope and plan for the independent auditors’ annual audit and review and annually pre-approve, in advance, the fees to be charged by the independent auditors for their audit services;

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review with the independent auditors the extent of non-audit services provided and related fees, and pre-approve any internal control-related services and permitted non-audit services or other non-audit relationships (including the fees and terms thereof); provided, further, that if the authority to grant pre-approvals of audit and permitted non-audit services is delegated to a subcommittee of the Committee, the decisions of any such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting;

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at least annually, obtain and review a report from the Company’s independent auditors delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, to consider and discuss with the independent auditors any disclosed relationships and any compensation or services that could affect the independent auditors’ objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the outside auditors;

•	determine whether the Committee believes the outside auditors are independent;

•	review the responsiveness of the outside auditors to the Company’s needs;

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at least annually, obtain and review a report by the Company’s independent auditors describing the independent auditor firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditors’ independence) all relationships between the independent auditors and the Company;

•	set clear hiring policies for employees or former employees of the Company’s independent auditors;

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inquire of management, internal auditors and the Company’s independent auditors concerning any deficiencies in the Company’s policies and procedures that could adversely affect the adequacy of internal controls and the financial reporting process and review the timeliness and reasonableness of proposed corrective actions and the adequacy of disclosure about changes in internal control over financial reporting;

•	review significant management audit findings and recommendations, and management’s responses thereto; and

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inquire of the independent auditor annually as to whether any illegal act has been detected or has otherwise come to their attention in the course of the audit, unless the illegal act is clearly inconsequential.

(c) Complaint Procedures and General Oversight. The Committee shall:

•

establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	recommend to the Company, and the Company shall adopt, as necessary, appropriate remedial measures or actions with respect to the complaints or concerns described immediately above;

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discuss with management, the Company’s senior internal audit employee and the independent auditor whether the Company and its subsidiaries are in conformity with applicable legal requirements and the Company’s Code of Ethics and Business Conduct and advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics and Business Conduct;

•	review management’s responses to recommendations for improving internal controls in the independent auditors’ management letters;

•	review the Company’s policies and practices with respect to risk assessment and risk management;

•	review the Company’s policies and practices related to compliance with laws, ethical conduct and conflicts of interest;

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review all “related party transactions” for potential conflict of interest situations on an ongoing basis and approve any such transactions (the term “related party transaction” shall refer to transactions required to be disclosed pursuant to Item 404 of Regulation S-K); provided, further, that any such transaction may be alternatively approved by another independent body of the Board in accordance with Marketplace Rule 4350(h);

•	review material cases of conflicts of interest, misconduct or fraud;

•	review material issues between the Company and regulatory agencies; and

•	review as appropriate material litigation involving the Company.

(d) Approval of Reports. The Committee shall prepare and approve the Committee’s report required by the rules of the Securities and Exchange Commission to be included in the proxy statement for the Company’s annual meeting of shareholders, and such other reports as may from time to time be necessary or appropriate.

(e) Annual Performance Review. The Committee shall conduct an annual evaluation of its performance in carrying out its responsibilities hereunder and shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board may delegate to it and will report, at least annually, to the Board regarding the Committee’s examinations and recommendations.

As adopted by the Board of Directors

on February 5, 2008.